Exhibit 4.5
AMENDMENT NO. 3 TO INVESTORS’ RIGHTS AGREEMENT
          THIS AMENDMENT NO. 3 TO INVESTORS’ RIGHTS AGREEMENT is entered into effective this 17th day of December, 2007 (this “Amendment No. 3”), by and among Cardiovascular Systems, Inc., a Minnesota Corporation (the “Company”) , the Series B Convertible Preferred Stockholders listed on Exhibit A hereto (“Series B Investors”), and the Investors signatory hereto.
RECITALS
          WHEREAS, this Amendment No. 3 amends an Investor’s Rights Agreement, dated July 19, 2006 (the “Investor’s Rights Agreement”) by and between the Company and the “Investors” set forth on Schedule A thereto and “Stockholders” set forth on Schedule B thereto, as amended by Amendment No. 1 to Investor’s Rights Agreement, dated October 3, 2006 by and between the Company, ITX International Equity Corp. and the “Investors” signatory thereto, and Amendment No. 2 to Investor’s Rights Agreement, dated September 19, 2007 by and between the Company, the Series A-1 Convertible Preferred Stockholders and the “Investors” signatory thereto;
          WHEREAS, the Company has agreed to sell up to 2,162,162 shares of Series B Convertible Preferred Stock to the Series B Investors (the “Offering”) in accordance with the terms of that certain Private Placement Memorandum dated November 13, 2007 and those certain Subscription Agreements by and between the Company and the Series B Investors received in connection with the Offering (the “Subscription Agreements”);
          WHEREAS, on November 13, 2007, the Company’s Board of Directors approved the sale of up to 2,162,162 shares of Series B Convertible Preferred Stock to the Series B Investors and the transactions contemplated by the Subscription Agreements including this Amendment No. 3; and
          WHEREAS, Investors executing this Amendment No. 3 hold at least 66 2/3 % of the combined voting power of the outstanding shares of Series A Preferred Stock and any Common Stock issued upon conversion of the Series A Preferred Stock.
          NOW THEREFORE, in consideration of the mutual covenants and agreements contained in this Amendment No. 3, the sufficiency of which is hereby acknowledged, the parties hereto agree as set forth below:
1.	Defined Terms. Capitalized terms not defined herein shall have the meanings ascribed to them in the Investor’s Rights Agreement.

2.	The definition of “Qualified Public Offering” is hereby amended as follows:
“Qualified Public Offering” shall mean a firm commitment underwritten public offering of shares of Common Stock that has been approved by the Preferred Stock Directors (as defined in the Amended and Restated Articles of Incorporation) and in which the aggregate gross proceeds from such offering to the Company shall be at least $40,000,000.

1

3.	The following paragraph is hereby added to Section 2, Piggyback Registration:
(c) The provisions of this Section 2 shall not apply to the Company’s IPO.
4.	The Series B Convertible Preferred Stock sold in the Offering shall be deemed additional shares of Series A Convertible Preferred Stock for purposes of the Investor’s Rights Agreement.

5.	Schedule A is hereby amended in its entirety as set forth at Exhibit B and each of the Series B Investors shall be deemed an Investor as that term is used in the Investor’s Rights Agreement.

6.	This Amendment No. 3 may be executed in any number of original or facsimile counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. Any counterpart or other signature to this Amendment No. 3 that is delivered by facsimile shall be deemed for all purposes as constituting good and valid execution and delivery by such party of this Amendment No. 3.

7.	Except as set forth herein, all other terms and conditions of the Investor’s Rights Agreement remain the same.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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          IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3 to Investor’s Rights Agreement effective the date first written above.

CARDIOVASCULAR SYSTEMS, INC.
By:	/s/ James E. Flaherty
	Name:	James E. Flaherty
	Title:	Chief Financial Officer

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3 to Investor’s Rights Agreement effective the date first written above.

EASTON HUNT CAPITAL PARTNERS, L.P.

By:	EHC GP, L.P. its General Partner
By:	EHC GP, Inc., its General Partner

By:	/s/ John Friedman
	Name:	John Friedman
	Title:	President

EASTON CAPITAL PARTNERS, LP

By:	ECP GP, LLC
By:	ECP GP, Inc., its Manager

By:	/s/ John Friedman
	Name:	John Friedman
	Title:	President

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3 to Investor’s Rights Agreement effective the date first written above.

MAVERICK FUND, L.D.C.

By:	Maverick Capital, Ltd. Its Investment Advisor

By:	/s/ John T. McCafferty
	Name:	John T. McCafferty
	Title:	Limited Partner & General Counsel

MAVERICK FUND USA, LTD.

By:	Maverick Capital, Ltd. Its Investment Advisor

By:	/s/ John T. McCafferty
	Name:	John T. McCafferty
	Title:	Limited Partner & General Counsel

MAVERICK FUND II, LTD.

By:	Maverick Capital, Ltd. Its Investment Advisor

By:	/s/ John T. McCafferty
	Name:	John T. McCafferty
	Title:	Limited Partner & General Counsel

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3 to Investor’s Rights Agreement effective the date first written above.

MITSUI & CO. VENTURE PARTNERS II, L.P.

By:	Mitsui & Co. Venture Partners, Inc. Its General Partner

By:	/s/ Koichi Ando
	Name:	Koichi Ando
	Title:	President & CEO

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3 to Investor’s Rights Agreement effective the date first written above.

ITX INTERNATIONAL EQUITY CORP.
By:	/s/ Takehito Jimbo
	Name:	Takehito Jimbo
	Title:	President & CEO

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3 to Investor’s Rights Agreement effective the date first written above.

WELLSPRING CAPITAL
By:	/s/ George Griffin
	Name:	George Griffin
	Title:	CFO

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3 to Investor’s Rights Agreement effective the date first written above.

GDN HOLDINGS LLC
By:	/s/ Glen D. Nelson
	Name:	Glen D. Nelson
Title:

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3 to Investor’s Rights Agreement effective the date first written above.

SERIES B CONVERTIBLE PREFERRED INVESTORS
By:	/s/ James E. Flaherty
James E. Flaherty, as Attorney-in-Fact for the Series B Convertible Preferred Investors named on Exhibit A hereto

EXHIBIT A
SERIES B CONVERTIBLE PREFERRED INVESTORS

Name	Amount	Shares
Shahla Amiri	$9,250.00	1,000
Anthony Angelini	$351,500.00	38,000
John T. Arvold	$25,000.00	2,702
Londa Benjamini and Everett ___	$20,000.00	2,162
Thomas M. Bies and Edith C. Bies JTWROS	$25,002.75	2,703
Brent G. Blackey	$46,250.00	5,000
Claude A. Brachfeld	$25,000.00	2,702
Larry Brandt and Judy Brandt JTWROS	$46,250.00	5,000
David Brink	$11,867.75	1,283
Calmedica Capital L.P.	$900,000.00	97,297
Stephen Carito	$25,000.00	2,702
The Curtis L. Carlson Family Foundation	$300,005.25	32,433
Charles Schwab & Co., Inc. Cust FBO Steven W. Carter IRA	$20,000.00	2,162
Scott Chase	$26,371.75	2,851
Sandra Novak Cohen	$50,005.50	5,406
Kenneth J. Crowell and Veronica J. Crowell JTWROS	$75,000.00	8,108
Steven Crowell	$100,000.00	10,810
Marc Daniels	$5,000.00	540
Tony S. Das	$157,250.00	17,000
Ronit Eres	$50,000.00	5,405
Joane Evans and Lyell Evans JTWROS	$25,002.75	2,703
Ryan E. Evans	$25,002.75	2,703
Donald E. Fischer III	$25,000.00	2,702
Joseph D. Flynn, Jr. and Lori G. Flynn JTWROS	$50,005.50	5,406
Linda M. Foster	$32,375.00	3,500
GDN Holdings, LLC	$499,999.50	54,054
GFTH Investment Club	$44,955.00	4,860

Name	Amount	Shares
The Gramercy Fund	$75,000.00	8,108
Ron B. Guillot, Jr.	$25,002.75	2,703
Scott Hannum	$100,000.00	10,810
Kimberly B. Haynie	$30,007.00	3,244
James C. Hays	$25,000.00	2,702
Steven J. Healy	$27,269.00	2,948
AG Edwards Custodian Richard R. Heuser Rollover IRA	$75,000.00	8,108
Andrew J. Iseman and Shelly D. Iseman JTWROS	$50,005.50	5,406
ITX International Equity Corp.	$3,000,006.25	324,325
Darla R. Johnson and John A. Beyer JTWROS	$5,272.50	570
William Michael Keith	$35,002.00	3,784
Bertram W. Klein c/o Bessemer Trust	$61,188.75	6,615
Paul A. Koehn	$35,002.00	3,784
David Kraus, M.D.	$9,250.00	1,000
Robert Lindmeier and Sheryl Lindmeier JTWROS	$50,000.00	5,405
Wells Fargo Bank, N.A. as Trustee of the Donald M. Longlet Rev Trust dtd 9/12/89	$199,800.00	21,600
Carleen Lunceford and Marvin Lunceford JTWROS	$25,002.75	2,703
Maverick Fund, L.D.C.	$439,791.25	47,545
Maverick Fund USA, Ltd.	$177,553.75	19,195
Maverick Fund II, Ltd.	$382,654.00	41,368
Guy S. Mayeda and Amy A. Mayeda, Ttees, Guy and Amy Mayeda Living Trust	$50,000.00	5,405
Heather J. McHugh	$50,005.50	5,406
Michael G. Micheli and Lisa Micheli JTWROS	$50,000.00	5,405
Steven Nelson	$25,000.00	2,702
Ashish Pal	$124,875.00	13,500
James B. Park	$55,500.00	6,000
Daryl L. Peterman	$46,250.00	5,000
Loyal M. Peterman, Jr.	$185,000.00	20,000
Jeffrey Peterson	$64,750.00	7,000
John Phillips	$99,992.50	10,810

Name	Amount	Shares
Pinnacle Investment Group LLC	$55,500.00	6,000
Steven A. Points and Wanda J. Points JTWROS	$50,000.00	5,405
Sridhar Prativadi	$13,875.00	1,500
Thomas L. Press	$500,000.00	54,054
Dave B. Radovich	$75,276.50	8,138
Michael Reilly and Lisa Reilly JTWROS	$50,875.00	5,500
Derrick Carlton Rice	$20,000.00	2,162
RKV Limited Partnership	$50,000.00	5,405
Ameriprise Trust Co FBO Dr. Caleb Rivera IRA	21,293.50	2,302
E. Todd Robbins	$9,250.00	1,000
Sajaitha Salvaji	$50,005.50	5,406
David Saphiere	$24,975.00	2,700
Saratoga Ventures IV LP	$499,999.50	54,054
Saratoga Ventures V LP	$499,999.50	54,054
Saratoga Ventures VI LP	$249,999.75	27,027
Rakesh R. Shah and Hetal R. Shah JTWROS	$25,002.75	2,703
Murray L. Shames	$25,000.00	2,702
Shanti Global Limited Partnership	$50,000.00	5,405
Robert and Celia Shepard, Trustees of the Shepard Family Trust dated 2/1/1999	$37,000.00	4,000
Chiemsee Money Purchase Plan dtd 3/11/97 FBO Robert Shepard	$18,500.00	2,000
Greg Smart	$45,000.00	4,864
Kathleen Stauter	$5,087.50	550
Stell Investments LLC	$50,875.00	5,500
Michael P. Swenson	$49,950.00	5,400
Thadd C. Taylor	$25,002.75	2,703
Top Medical Holding B.V.	$74,000.00	8,000
Greg and Michelle Vella, Trustees, Vella Family Trust	$50,000.00	5,405
Erik Vollbrecht	$32,745.00	3,540
Pattie A. White	$24,975.00	2,700
Whitebox Hedged High Yield Partners, LP	$8,690,532.25	939,517

Name	Amount	Shares
Delano Franklin Young and Melissa Kay Young JTWROS	$25,002.75	2,704
Mark Zuzga D.O. and Melynda Zuzga D.O. JTWROS	$50,000.00	5,405

TOTAL	$19,999,996.25	2,162,150

EXHIBIT B
AMENDED AND RESTATED
SCHEDULE A TO INVESTORS’ RIGHTS AGREEMENT
Investors

	Series A	Series A	Series A-1	Series B
	Preferred	Preferred	Preferred	Preferred	Aggregate
Name of Investor	Shares	Warrant	Shares	Shares	Purchase Price
Easton Hunt Capital Partners, L.P.	612,960	87,040	—	—	$3,500,000.00
Easton Hunt Partners, LP	612,960	87,040	—	—	$3,500,000.00
Maverick Fund, L.D.C.	770,212	109,370	103,524	47,545	$1,319,745.25
Maverick Fund USA, Ltd.	310,952	44,155	41,795	19,195	$532,811.25
Maverick Fund II, Ltd.	670,149	95,161	90,075	41,368	$1,148,291.50
Mitsui & Co. Venture Partners II, L.P.	675,148	95,871	117,647	—	$999,999.50
ITX International Equity Corp.	350,263	49,737	47,079	324,325	$400,177.75
Abrasive Technology, Inc. Profit Shar Pl	—	—	32,000	—	$272,000.00
Michael Adrian	8,943	1,270	3,552	—	$30,200.00
Mark R. Alvig	—	—	6,000	—	$51,000.00
Shahla Amiri	—	—	5,000	1,000	$51,750.00
Anthony Angelini	—	—	12,000	38,000	$453,500.00
Michael J. Antonello	35,937	5,103	18,255	—	$155,167.50
Massoud Arbabzadeh, MD	—	—	5,882	—	$49,997.00
Naoum Baladi	—	—	28,000	—	$238,000.00
Michael S. Barish	44,474	6,315	11,928	—	$101,388.00
Frederick L. Betz and Cynthia A. Betz, JTWROS	—	—	6,000	—	$51,000.00
RBC Dain Rauscher Cust FBO Frederick L. Betz IRA	—	—	9,500	—	$80,750.00
Charles Schwab & Co. Cust FBO John A. Beyer IRA	—	—	5,882	—	$50,000.00
Thomas M. Bies and Edith C. Bies, JTWROS	—	—	5,882	2,703	$75,002.75
Gerry Black	—	—	5,882	—	$50,000.00
Brent G. Blackey	—	—	5,900	5,000	$96,400.00
Pensco Trust Company Cust FBO Michael J. Bogart IRA	—	—	4,900	—	$41,650.00
William Bold	—	—	3,600	—	$30,600.00
John R. Borrell	—	—	11,764	—	$99,994.00
Robert Brady	—	—	9,000	—	$76,500.00
Larry Brandt and Judy Brandt JTWROS	8,943	1,270	4,120	5,000	$81,270.00
David Brink	10,260	1,457	17,000	1,283	$156,367.75
Gerald F. Bubnick	—	—	2,942	—	$25,007.00
Brian P. Burns, Jr.	—	—	7,500	—	$63,750.00
Marlyn and Margaret Buss, Trustees, Marlyn and Margaret Buss Rev. Living Trust dated 4/12/04	—	—	5,882	—	$50,000.00
Wedbush Morgan Securities Cust FBO Richard E. Bye IRA	—	—	7,050	—	$59,925.00

	Series A	Series A	Series A-1	Series B
	Preferred	Preferred	Preferred	Preferred	Aggregate
Name of Investor	Shares	Warrant	Shares	Shares	Purchase Price
Timothy Byrne and Sandra Byrne, Trustees, Byrne Family Trust	—	—	5,882	—	$50,000.00
Christopher Campbell	—	—	2,941	—	$25,000.00
H. Daniel Caparo	—	—	5,882	—	$50,000.00
Charles Schwab & Co., Inc. Cust FBO Franklin G. Capitanini IRA	—	—	5,800	—	$49,300.00
Joseph Anthony Cardenas	—	—	29,400	—	$249,900.00
Curtis L. Carlson Family Foundation	43,783	6,217	29,414	32,433	$550,024.25
Charles Schwab & Co., Inc. Cust FBO Steven W. Carter IRA	—	—	5,882	2,162	$70,000.00
CAVA Partners, LLC	—	—	5,882	—	$50,000.00
John F. Cavanaugh	—	—	3,000	—	$25,500.00
Vijay T. Char	—	—	5,882	—	$50,000.00
Scott Chase	—	—	17,647	2,851	$176,371.75
Richard J. Cherry and JoAnn Cherry, JTWROS	—	—	2,942	—	$25,007.00
George Jean Chilazi	—	—	6,777	—	$57,604.50
Charles Schwab & Co., Inc. Cust FBO Bruce A. Church IRA	—	—	5,882	—	$50,000.00
Pershing LLC Custodian FBO Walter Douglas Clark IRA	—	—	5,882	—	$50,000.00
David E. Cohen, M.D.	—	—	5,884	—	$50,014.00
Sean Collins	—	—	11,765	—	$100,002.50
Wachovia Securities Cust FBO Sean Collins IRA	—	—	12,941	—	$110,000.00
Tom Correia	—	—	5,882	—	$50,000.00
Ralph D. Crawford	—	—	11,750	—	$99,875.00
Carla C. Dahl	—	—	590	—	$5,015.00
Thomas P. Davis, MD	—	—	5,882	—	$50,000.00
Keith Donnan	—	—	5,882	—	$50,000.00
Peter S. Dougan, M.D.	—	—	2,941	—	$25,000.00
Charles Schwab & Co., Inc. Cust FBO Mark W. DuPont IRA	—	—	6,000	—	$51,000.00
Keith M. Eastman	—	—	4,000	—	$34,000.00
Joane Evans and Lyell Evans JTWROS	—	—	2,942	2,703	$50,009.75
Ryan E. Evans	—	—	5,883	2,703	$75,008.25
Gary Jay Fishbein, MD	—	—	6,000	—	$51,000.00
Jeffrey Fleming	—	—	2,942	—	$25,007.00
James Flynn	—	—	5,882	—	$50,000.00
Linda M. Foster	17,890	2,540	2,404	3,500	$52,809.00
Michael D. Fugit, M.D.	—	—	2,941	—	$25,000.00
Michael Furlong	—	—	5,882	—	$50,000.00
Geoffrey T. Gainor	—	—	5,882	—	$50,000.00
Dennis R. Gancarz	—	—	5,882	—	$50,000.00
GDN Holdings, LLC	131,349	18,652	41,913	54,054	$856,260.00
Kenneth L. Gibbs, MD and Beverly T. Gibbs JTWROS	—	—	2,950	—	$25,075.00
Scott Kean Goodman	—	—	19,059	—	$162,001.50
UBS Financial Services, Inc. Cust FBO R. Hunt Greene IRA	—	—	6,500	—	$55,250.00

	Series A	Series A	Series A-1	Series B
	Preferred	Preferred	Preferred	Preferred	Aggregate
Name of Investor	Shares	Warrant	Shares	Shares	Purchase Price
Daniel Patrick Greenleaf and Diane Francis Greenleaf	—	—	10,000	—	$85,000.00
Barry K. Griffith	—	—	18,750	—	$159,375.00
Edith Guglielmi	—	—	7,060	—	$60,010.00
David J. Gunther	—	—	2,941	—	$25,000.00
Rob Hadley	—	—	2,941	—	$25,000.00
Fiserv ISS & Co. Cust FBO Rob Hadley IRA	—	—	5,882	—	$50,000.00
Scott Robert Hannum	—	—	11,764	10,810	$200,000.00
Scott Merle Hanson	—	—	600	—	$5,100.00
Steven J. Healy	8,815	1,252	9,431	2,948	$107,442.50
Syntel, LLC Profit Sharing Plan FBO Alfred Harry Herget, Alfred Harry Herget, Trustee	—	—	5,882	—	$49,997.00
Richard R. Heuser and Sharon L. Heuser, Trustees, R&S Trust dated 8/3/99	—	—	5,882	—	$50,000.00
Charles Schwab & Co., Inc. Cust FBO David Richard Hewitt IRA	—	—	13,000	—	$110,500.00
Robert C. Hinckle	—	—	17,647	—	$150,000.00
William Hoffman and Lilia Helen Hoffman JTWROS	—	—	5,882	—	$50,000.00
Jeremy Houseman	—	—	2,942	—	$25,007.00
Derek J. Howe	—	—	8,000	—	$68,000.00
Wende S. Hutton, Trustee, Hutton Living Trust dtd 12/10/96	—	—	5,882	—	$50,000.00
Innovasc, LLC	—	—	4,500	—	$38,250.00
Michael Iovanni and Linda Iovanni, JTWROS	—	—	2,941	—	$25,000.00
Andrew J. Iseman and Shelly D. Iseman JTWROS	17,657	2,507	7,108	5,406	$110,423.50
Sean Janzer	—	—	11,765	—	$100,000.00
Sara Jay	—	—	5,900	—	$50,150.00
Takemito Jimbo	—	—	11,765	—	$100,002.50
Charles David Joffe, MD	—	—	6,000	—	$51,000.00
Darla R. Johnson and John A. Beyer JTWROS	—	—	3,529	570	$35,272.50
Elias H. Kassab	—	—	5,882	—	$50,000.00
Salva Kassab and Suha Kassab JTWROS	—	—	3,529	—	$30,000.00
KD Holding, Inc.	—	—	6,000	—	$51,000.00
Puneet K. Khanna and Monica Khanna JTWROS	—	—	17,647	—	$150,000.00
Yazan Khatib	—	—	2,941	—	$25,000.00
Farhad Khosravi, Ttee, Farhad Khosravi and Flora Shirzad Khosravi Trust U/A	—	—	5,882	—	$50,000.00
Bertram W. Klein	—	—	10,000	6,615	$146,188.75

	Series A	Series A	Series A-1	Series B
	Preferred	Preferred	Preferred	Preferred	Aggregate
Name of Investor	Shares	Warrant	Shares	Shares	Purchase Price
E*Trade as Cust FBO Joseph F. Koziol IRA	—	—	5,883	—	$50,005.50
Al Kraus and Eileen Kraus JTWROS	—	—	8,825	—	$75,012.50
Al Kraus	—	—	2,942	—	$25,007.00
David Kraus, M.D.	—	—	3,000	1,000	$34,750.00
Scott Kraus	—	—	22,600	—	$192,100.00
John T. Kuzara	—	—	5,882	—	$50,000.00
Habib John Lahlouh	—	—	6,000	—	$51,000.00
David Lamadrid	—	—	2,942	—	$25,007.00
Aaron Lew	—	—	17,000	—	$144,500.00
MLPF&S Cust FBO Aaron Lew IRA	—	—	23,529	—	$199,996.50
Robert Lindmeier and Sheryl Lindmeier	—	—	11,764	5,405	$150,000.00
William Andrew Lindmeier and Susan J. Lindmeier JTWROS	—	—	5,000	—	$42,500.00
Wells Fargo Bank, N.A. as Trustee of the Donald M. Longlet Rev Trust	—	—	11,764	21,600	$299,794.00
Louis Lopez, MD	—	—	11,765	—	$100,000.00
Richard A. Lotti	—	—	5,882	—	$50,000.00
Jonathan K. Lubkert	—	—	600	—	$5,100.00
Kenneth H. Lubkert and Elizabeth R. Lubkert JTWROS	—	—	4,706	—	$40,001.00
Satyaprakash Makam	—	—	5,882	—	$50,000.00
Louis Manfredo and Genevieve Manfredo JTWROS	—	—	2,942	—	$25,007.00
Carol A. Martin, Sole Trustee of the Martin Family Revocable Trust	—	—	5,882	—	$50,000.00
Lynne Martin and Tevis P. Martin III	—	—	1,200	—	$10,200.00
MaxBee Holding Company LLC	—	—	5,882	—	$50,000.00
Gary McCord	—	—	17,647	—	$150,000.00
Christopher W. McNeill	—	—	5,882	—	$50,000.00
John J. Mehalchin	—	—	11,765	—	$100,002.50
Jacob P. Mercer	—	—	3,000	—	$25,500.00
Amir Motarjeme, Trustee of the Amir Motarjeme Profit Sharing Plan FBO Amir Motarjeme	—	—	5,882	—	$49,997.00
Padmini Natarajan and B. R. Natarajan JTWROS	—	—	5,882	—	$50,000.00
Fiserv ISS & Co. Cust FBO Thomas P. Neslund IRA	—	—	5,882	—	$50,000.00
Thomas P. Neslund	—	—	2,941	—	$25,000.00
Hajime Oshita	—	—	2,400	—	$20,400.00
Marco Ovikian and Catherine Ovikian, JTWROS	—	—	8,823	—	$75,000.00
Ashish Pal	—	—	30,000	13,500	$379,875.00
Tom Pardubeck	—	—	3,000	—	$25,500.00
Daryl L. Peterman	1,027	146	5,000	5,000	$88,750.00

	Series A	Series A	Series A-1	Series B
	Preferred	Preferred	Preferred	Preferred	Aggregate
Name of Investor	Shares	Warrant	Shares	Shares	Purchase Price
Loyal M. Peterman, Jr.	20,564	2,920	16,124	20,000	$322,054.00
John N. Phillips	—	—	5,882	10,810	$149,992.50
Cassandra Piippo	—	—	589	—	$5,006.50
Pinnacle Investment Group, LLC	—	—	9,000	6,000	$132,000.00
Sridhar Prativadi	—	—	5,882	1,500	$63,875.00
Rolando E. Prieto	—	—	2,941	—	$24,998.50
Dave B. Radovich	7,203	1,023	25,169	8,138	$289,213.00
Robert K. Ranum	—	—	2,941	—	$24,998.50
Ambika Ravindran	—	—	12,000	—	$102,000.00
Redmile Capital, LP	—	—	7,569	—	$64,341.00
Redmile Ventures, LLC	—	—	5,882	—	$49,997.00
Redmile Capital Offshore, Ltd.	—	—	27,725	—	$235,658.00
Michael Reilly and Lisa Reilly	—	—	11,764	5,500	$150,869.00
Ronald Reuss and Rita Reuss JTWROS	—	—	3,000	—	$25,500.00
Stacey Rickert	—	—	10,000	—	$85,000.00
Benjamin S. Rinkey	—	—	4,000	—	$34,000.00
Caleb Rivera	—	—	2,940	—	$24,990.00
Edward Todd Robbins	—	—	2,941	1,000	$34,250.00
Cecilia S. Roberts, Trustee David K. Roberts Residuary Trust	—	—	21,200	—	$180,200.00
David K. Roberts	—	—	11,800	—	$100,300.00
Todd A. Roberts and Debra D. Roberts	—	—	5,882	—	$50,000.00
Peter Lars Runquist	—	—	5,882	—	$50,000.00
Paul W. Schaffer	10,216	1,451	20,000	—	$170,000.00
James W. Schlesing and Dona Connelly	—	—	7,059	—	$60,001.50
Marc S. Schwartzberg	—	—	2,941	—	$25,000.00
Gary M. Scott and Malisa M. Scott, Ttees of the Gary and Malisa Scott Rev Trust	—	—	29,500	—	$250,750.00
R. Randolph Scott	—	—	5,882	—	$50,000.00
Gino J. Sedillo, MD	—	—	5,882	—	$50,000.00
David Shaskey	—	—	5,882	—	$50,000.00
Pamela Shaw and James Shaw JTWROS	—	—	5,882	—	$50,000.00
Neil J. Sheehan	—	—	2,000	—	$17,000.00
Chiemsee Money Purchase Plan, dtd 03/11/97, FBO Robert T. Shepard	—	—	6,000	2,000	$69,500.00
Robert Shepard and Celia Shepard, Ttees of the Shepard Family Trust dated 2/1/99	—	—	6,000	4,000	$88,000.00
Harvinder Paul Singh, MD	—	—	5,882	—	$50,000.00
Kevin Spanier	—	—	1,200	—	$10,200.00
Kathleen A. Stauter	—	—	1,775	550	$20,175.00
Steven Mendelow, Trustee, Teledata Financial Services Corp. Profit Shar Plan	—	—	23,529	—	$200,000.00
Charles Schwab & Co., Inc. Cust FBO Robert J. Thatcher IRA	—	—	12,000	—	$102,000.00

	Series A	Series A	Series A-1	Series B
	Preferred	Preferred	Preferred	Preferred	Aggregate
Name of Investor	Shares	Warrant	Shares	Shares	Purchase Price
Kimberley J. Thomas and A. Conrade Thomas JTWROS	—	—	5,890	—	$50,065.00
TMP, LLLP	53,217	7,557	56,768	—	$482,529.00
Top Medical Holding B.V.	—	—	4,000	8,000	$108,000.00
Leslie Trigg and Michael Trigg, Trustees, Trigg Family Trust	—	—	2,942	—	$25,007.00
Edwin C. Tyska	—	—	11,765	—	$100,000.00
Hector J. Vasquez and Sandra L. Vasquez	—	—	3,000	—	$25,500.00
Greg Vella and Michelle Vella, Ttees, Greg Vella and Michelle Vella Family Tr	—	—	5,882	5,405	$100,000.00
Chris Vieira	—	—	4,588	—	$39,000.00
Douglas A. Waldo, MD	—	—	3,000	—	$25,500.00
Joseph A. Wasselle and Stacie Poole	—	—	2,941	—	$24,998.50
Charles Schwab & Co., Inc. Cust FBO Burton M. Waxman IRA	—	—	7,058	—	$60,000.00
Wellspring Capital	—	—	176,470	—	$1,500,000.00
Wellspring Management, LLC	—	—	58,823	—	$500,000.00
Martin F. Whalen	—	—	5,882	—	$50,000.00
Fiserv ISS & Co. Cust FBO Kimberly Williamson IRA	—	—	5,882	—	$50,000.00
Steven Wishnia	—	—	3,000	—	$25,500.00
Sharon T. Wooster	—	—	2,941	—	$25,000.00
John T. Arvold				2,702	$25,000.00
Londa Benjamini & Everett				2,162	$20,000.00
Claude A. Brachfeld				2,702	$25,000.00
Calmedica Capital L.P.				97,297	$900,000.00
Stephen Carito				2,702	$25,000.00
Sandra Novak Cohen				5,406	$50,005.50
Kenneth J. Crowell and Veronica J. Crowell JTWROS				8,108	$75,000.00
Steven Crowell				10,810	$100,000.00
Marc Daniels				540	$5,000.00
Tony S. Das				17,000	$157,250.00
Ronit Eres				5,405	$50,000.00
Donald E. Fischer III				2,702	$25,000.00
Joseph D. Flynn, Jr. and Lori G. Flynn JTWROS				5,406	$50,005.50
GFTH Investment Club				4,860	$44,955.00
The Gramercy Fund				8,108	$75,000.00
Ron B. Guillot, Jr.				2,703	$25,002.75
Kimberly B. Haynie				3,244	$30,007.00
James C. Hays				2,702	$25,000.00
AG Edwards Custodian Richard R. Heuser Rollover IRA				8,108	$75,000.00
William Michael Keith				3,784	$35,002.00
Paul A. Koehn				3,784	$35,002.00
Carleen Lunceford and Marvin Lunceford JTWROS				2,703	$25,002.75

	Series A	Series A	Series A-1	Series B
	Preferred	Preferred	Preferred	Preferred	Aggregate
Name of Investor	Shares	Warrant	Shares	Shares	Purchase Price
Guy S. Mayeda and Amy A. Mayeda, Ttees, Guy and Amy Mayeda Living Trust				5,405	$50,000.00
Heather J. McHugh				5,406	$50,005.50
Michael G. Micheli and Lisa Micheli JTWROS				5,405	$50,000.00
Steven Nelson				2,702	$25,000.00
James B. Park				6,000	$55,500.00
Jeffrey Peterson				7,000	$64,750.00
Steven A. Points and Wanda J. Points JTWROS				5,405	$50,000.00
Thomas L. Press				54,054	$500,000.00
Derrick Carlton Rice				2,162	$20,000.00
RKV Limited Partnership				5,405	$50,000.00
Ameriprise Trust Co FBO Dr. Caleb Rivera IRA				2,302	21,293.50
Sajaitha Salvaji				5,406	$50,005.50
David Saphiere				2,700	$24,975.00
Saratoga Ventures IV LP				54,054	$499,999.50
Saratoga Ventures V LP				54,054	$499,999.50
Saratoga Ventures VI LP				27,027	$249,999.75
Rakesh R. Shah and Hetal R. Shah JTWROS				2,703	$25,002.75
Murray L. Shames				2,702	$25,000.00
Shanti Global Limited Partnership				5,405	$50,000.00
Greg Smart				4,864	$45,000.00
Stell Investments LLC				5,500	$50,875.00
Michael P. Swenson				5,400	$49,950.00
Thadd C. Taylor				2,703	$25,002.75
Erik Vollbrecht				3,540	$32,745.00
Pattie A. White				2,700	$24,975.00
Whitebox Hedged High Yield Partners, LP				939,517	$8,690,532.25
Delano Franklin Young and Melissa Kay Young JTWROS				2,704	$25,002.75
Mark Zuzga D.O. and Melynda Zuzga D.O. JTWROS				5,405	$50,000.00

Total	4,002,644	568,374	2,188,425	2,162,150	$42,601,817.75